## WAREHOUSE AGREEMENT

This Agreement (the "Agreement") is made on the 7th day of July, 2010 between Clark Family Properties, LLC. a(n) Ohio Limited Liability Company (the "Warehouse), American Scientific Resources, Inc d.b.a. Kidz-Med. a(n) Nevada Corporation (the "Manufacturer"), and Hartsko Financial Funding, LLC, an Illinois Limited Liability Company ("Hartsko"), as follows:

**RECITALS:**

A. The Warehouse and the Manufacturer are parties to a certain agreement dated December 1, 2009 (the "Warehouse Agreement"). Under the terms of the Warehouse Agreement, the Warehouse agrees to receive, store, maintain, ship and otherwise perform warehousing services in connection with goods delivered by the Manufacturer to the Warehouse, and the Manufacturer agrees to pay fees in connection with such services.

B. Hartsko and the Manufacturer are parties to a certain Master Agreement dated July 7, 2010 (the "Master Agreement"). Under the terms of the Master Agreement, Hartsko agrees to provide financial services and accommodations for various transactions on the behalf of the Manufacturer, and in connection therewith, Manufacturer has, or will, grant to Hartsko a valid perfected security interest in the goods and merchandise financed by Hartsko pursuant to UCC Financing Statement referenced in Exhibit A attached hereto, and has, or will, assign its customer purchase orders to Hartsko. Goods and merchandise acquired for the fulfillment of purchase orders assigned to Hartsko which are delivered to the Warehouse are referred to in this Agreement as the "Hartsko Products".

C. The Manufacturer and Hartsko intend to store and ship the Hartsko Products in accordance with the provisions of the Warehouse Agreement.

D. The parties desire by this Agreement to set forth their respective rights and obligations in connection with the Hartsko Products.

THEREFORE, in consideration of the services, payments, fees and other consideration set forth in the Warehouse Agreement, the Master Agreement, and this Agreement, and the receipt and sufficiency of which being hereby acknowledged by each party to the other, the parties agree as follows:

**1. <u>ASSIGNMENT OF RIGHTS</u>.** (a) the Manufacturer hereby irrevocably assigns to Hartsko all of the Manufacturer's right, title and interest, if any, in and to the Hartsko Products pursuant to the Warehouse Agreement from time to time in the possession of the Warehouse; (b) Hartsko hereby accepts such assignment, and (c) the Warehouse hereby consents to such assignment and agrees to grant to Hartsko all of

its right, title, and interest under the Warehouse Agreement as if Hartsko were an original party to the Warehouse Agreement (standing in the place of the Manufacturer with respect to such rights and interests in the Hartsko Products from time to time in the possession of the Warehouse).

Manufacturer hereby irrevocably authorizes and directs the Warehouse to only accept, and act upon, instructions from Hartsko with respect to the disposition of any Hartsko Products. The Warehouse acknowledges and confirms that (i) Hartsko has the express and sole authority to give instructions as to the disposition of any Hartsko Products; (ii) it will only accept Hartsko's instructions with regard to the Hartsko Products; (iii)it shall not take any instructions with respect to the disposition of the Hartsko Products from any other person or entity, including without limitation, the Manufacturer, or any of its employees or agents, unless such instructions are acknowledged and consented to by Hartsko in writing. The foregoing expressly excludes the assignment of any of Manufacturer's obligations and liabilities now or hereafter incurred with respect to the Warehouse Agreement or the Hartsko Products. Manufacturer is obligated to pay all service charges incurred due to the service provided by Warehouse for Hartsko Products.

2. **DIRECTION TO SHIP OR RELEASE**. Without limiting the generality of the grant of rights set forth in paragraph 1 above, (only upon written notice of DEFAULT) the Manufacturer further hereby irrevocably directs the Warehouse to ship or otherwise release the Hartsko Products exclusively upon the written direction of Hartsko.

3. **IDENTIFICATION OF HARTSKO PRODUCTS**. All goods and merchandise financed by Hartsko and received by the Warehouse from the Manufacturer or the Manufacturer's vendors shall be deemed to be Hartsko Products unless Hartsko gives notice to the Warehouse to the contrary.

4. **OBLIGATIONS OF MANUFACTURER**. Notwithstanding the assignment of rights and interests described in paragraph 1 above, the Manufacturer shall be solely and exclusively responsible for the payment of any such fees, charges and other financial responsibilities relating to the Hartsko Products pursuant to this Agreement. In the event Manufacturer fails to make payment or perform its obligation pursuant to this Agreement, and Hartsko has paid the Warehouse for any such fees or charges due to the Warehouse, the Warehouse hereby waives and releases any and all liens, claims or encumbrances it may from time to time obtain or have the right to assent on or against any of the Hartsko Products.

5. **PRIORITY OF TERMS**. To the extent of any inconsistency between the terms of this Agreement and the terms of the Warehouse Agreement, the terms of this Agreement shall take precedence and define the agreement by and among the parties with respect to the Hartsko Products.

6. **NOTICE**. Any notice or direction required or permitted under this Agreement, including, without limitation, Hartsko's direction to release or ship Hartsko Products, shall be made in writing and personally delivered or delivered by facsimile or similar electronic documentary means, or by Federal Express, UPS, or similar overnight delivery service and addressed to the parties at their respective addresses (or facsimile numbers) set forth under their signatures below.

7. **INSURANCE**. The Manufacturer shall maintain such insurance as may be required pursuant to the Master Agreement on the Hartsko Products, maintaining such endorsements for the benefit of the Hartsko as are required pursuant to the Master Agreement. Hartsko has the same insurance coverage provided to the Manufacturer under the Warehouse Agreement.

8. **BINDING EFFECT**. This Agreement is binding on and insures to the benefit of each of the parties and their respective successors-in-interest and successors and assigns.

9. **COUNTERPARTS**. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same document.

10. **TERMINATION.** This Agreement can be terminated by either Hartsko or the Warehouse upon thirty (30) days prior written notice.

11. **AMENDMENTS.** This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth herein. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

12. **ATTORNEY FEES**. If any party files any action or brings any proceeding against another party or parties arising from this Agreement, the prevailing party shall be entitled to recover its attorney's fees and costs, whether or not suit proceeds to final judgment.

13. **CHOICE OF LAW AND WAIVER OF JURY TRIAL**. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE DISTRICT OF ILLINOIS, OR AT THE SOLE OPTION OF HARTSKO, IN ANY OTHER COURTS IN WHICH HARTSKO SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, EACH PARTY HEREBY WAIVES, TO THE EXTENT

PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OR ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT IT HAS REVIEWED THIS WAIVER KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Agreement has been signed on the day and year first above written.

**[Signature Page Follows]**

**Clark Family Properties, LLC**

By: [signature]

Name: Richard A. Clark

Title: Pres.

Address: 9929 Washington Street
Auburn, OH 44023
Facsimile: 440-708-0996

**HARTSKO:**

**Hartsko Financial Funding, LLC**

By:____________________

Name: ____________________

Title: ____________________

Address: 214-18 41st Ave
Bayside, N.Y. 11361

Facsimile: 718-229-5428

**American Scientific Resources, Inc d.b.a. Kidz-Med**

By: [signature]

Name: Christopher F. Tirotta, MD, MBA

Title: CEO/Chairman

Address: 1112 Weston Road, Unit 278
Weston, FL 33326
Facsimile: 954-665-2820

## EXHIBIT A

## EXHIBIT "A" TO FINANCING STATEMENT

This Financing Statement is for notice purposes only and covers the following property owned by Hartsko Financial Funding, LLC and/or American Scientific Resources, Inc d.b.a. Kidz-Med. located at the facility identified below: all merchandise, inventory and goods and all additions, substitutions and replacements thereof, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages or production, and all products and proceeds of whatever sort, including specifically all "inventory" as such term is defined in the Uniform Commercial Code, now or hereafter owned by Hartsko Financial Funding, LLC. and/or American Scientific Resources, Inc d.b.a. Kidz-Med. and all proceeds and products of the foregoing.

**THIS FINANCING STATEMENT IS NOT INTENDED TO CREATE OR PERFECT ANY SECURITY INTEREST IN ANY OF THE ASSETS OF CLARK FAMILY PROPERTIES, LLC.**

Facility at which the Collateral is located is:

*9929 Washington Street*
Auburn, OH 44023